UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported)   March 7, 2006
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                       TAKE-TWO INTERACTIVE SOFTWARE, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                    0-29230                    51-0350842
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(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)


        622 Broadway, New York, New York                            10012
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    (Address of principal executive offices)                      (Zip code)

       Registrant's telephone number, including area code: (646) 536-2842

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On March 7, 2006 Take-Two Interactive Software, Inc. (the "Company") issued a news release reporting the financial results of the Company for its fiscal first quarter ended January 31, 2006. A copy of the news release is attached to this Current Report as Exhibit 99.1.

     The information in this Current Report on Form 8-K, including the exhibit included herewith, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.


Item 9.01 Financial Statements and Exhibits

     (d)  Exhibits

     99.1 Press Release dated March 7, 2006 relating to Take-Two Interactive Software, Inc.'s financial results for its fiscal first quarter ended January 31, 2006.

                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TAKE-TWO INTERACTIVE SOFTWARE, INC.

Date: March 7, 2006                          By: /s/ Karl H. Winters
                                                 -------------------------------
                                                 Karl H. Winters
                                                 Chief Financial Officer

                                INDEX TO EXHIBITS
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Exhibit No.        Description

99.1 Press Release dated March 7, 2006 relating to Take-Two Interactive Software, Inc.'s financial results for its fiscal first quarter ended January 31, 2006.